Exhibit 10.2

股权处分协议

Exclusive Call Option Agreement

本股权处分协议(本协议)由下列各方于2021年[ ]月在中华人民共和国(“中华人民共和国”)签订：

This Exclusive Call Option Agreement (this “Agreement”) is entered into in [   ], the People’s Republic of China (the “PRC”) on [   ], 2021 by and among the following Parties:

Party A: Shareholders（股东）

(以上所列股东以下称为“股东”，统称“股东”。)

(Shareholders listed above are hereinafter referred to individually as a “Shareholder” and collectively as the “Shareholders.”)

Party B: [ ] (the “WFOE”外资公司)

注册地址

Registered address:

Party C: [ ] (the “Company”公司)

注册地址

Registered address:

(在本协议中，上述各方在下文单独称为“一方”，统称为“缔约方”。)

(In this Agreement, the above parties are hereinafter referred to individually as a “Party” and collectively as the “Parties.”)

鉴于：

Whereas:

出质人是公司的注册股东，合法持有公司100%的股权（“公司股权”）。附件1列明本协议签订日各出质人在公司注册资本中的出资额及持股比例。

The Pledgors are the registered shareholders of the Company, legally holding 100% equity interest of the Company (the “Company Equity Interest”). Appendix 1 sets forth the capital contribution amount and the shareholding percentage of each Pledgor in the registered capital of the Company on the signing date of this Agreement.

(1)股东是公司的注册股东，依法持有公司100%的股权。附录1列出了截至本协议之日公司注册资本中每个股东的出资金额和持股比例。

The Shareholders are the registered shareholders of the Company, legally holding 100% equity interest of the Company. Appendix 1 sets forth the capital contribution amount and the shareholding percentage of each of the Shareholders in the registered capital of the Company as of the date of this Agreement.

(2)在不违反中华人民共和国法律的情况下，公司考虑将其资产转让给WFOE和/或WFOE指定的其他实体或个人，而WFOE将会接受这种转让。

To the extent not in violation of PRC Law, the Company intends to transfer its assets to the WFOE and/or any other entity or individual so designated by the WFOE, and the WFOE intends to accept such transfer.

(3)为了达到上述权益和资产转让的目的，股东和公司同意向WFOE授予排他性和不可撤销的股权转让权(以下定义)和资产购买权。根据这种股权转让权和资产购买权，应WFOE的要求，股东或公司应在中华人民共和国法律允许的范围内，将股权(定义如下文)或公司资产(定义如下文)转让给WFOE和/或WFOE根据本协议规定指定的其他实体或个人。

For purposes of the foregoing equity interest and asset transfer, the Shareholders and the Company agree to grant to the WFOE the exclusive and irrevocable Equity Transfer Option (as defined below) and Asset Purchase Option (as defined below). Pursuant to such Equity Transfer Option and Asset Purchase Option, at the WFOE’s sole request, the Shareholders or the Company shall, to the extent permitted by the PRC Law, transfer the Shareholder Equity (as defined below) or the Company Assets (as defined below) to the WFOE and/or any other entity or individual so designated by the WFOE pursuant to the provisions of this Agreement.

(4)公司同意股东根据本协议的规定将股权转让权授予WFOE。

The Company agrees that the Shareholders grant the Equity Transfer Option to the WFOE pursuant to the provisions of this Agreement.

(5)股东同意公司根据本协议的规定将资产购买权授予WFOE。

The Shareholders agree that the Company grants the Asset Purchase Option to the WFOE pursuant to the provisions of this Agreement.

因此，现在各方通过友好谈判，在平等互利原则的基础上约定如下：

NOW, THEREFORE, the Parties, through amicable negotiations and based on the principle of equality and mutual benefit, hereby agree as follows:

第1条.定义

Article 1 Definitions

1.1本协议中，下列术语应解释为具有下列含义，除非根据上下文另有解释：

As used in this Agreement, the following terms shall be interpreted to have the following meanings, unless otherwise interpreted pursuant to the context:

“资产购买权”是指公司根据本协议的条款和条件授予WFOE购买公司资产的权利。

“Asset Purchase Option” shall mean the required option to purchase any Company Assets as granted to the WFOE by the Company pursuant to the terms and conditions of this Agreement.

“营业执照”是指公司为合法、有效地经营其所有业务而需要获得的批准、许可、备案或注册，包括但不限于，其营业执照和当时有效的中华人民共和国法律可能要求的其他相关许可证和许可证。

“Business Permits” shall mean any approvals, permits, filings, or registrations which the Company is required to obtain in order to legally and validly operate all of its businesses, including without limitation, its business license and such other relevant permits and licenses as may be required by the then-effective PRC Law.

 “公司资产”是指公司在本协议期限内拥有或有权处置的所有有形和无形资产，包括但不限于动产、不动产、商标、版权、专利、技术、域名和软件使用权等知识产权以及投资权益。

“Company Assets” shall mean all the tangible and intangible assets which the Company owns or has the right to dispose of during the term of this Agreement, including without limitation, any immoveable and moveable assets, intellectual property rights such as trademarks, copyrights, patents, know-how, domain names and software use rights, and any investment interests.

 “公司注册资本”是指本协议签署之日公司的注册资本，包括本协议期间以形式的资本增加而增加的注册资本。

“Company Registered Capital” shall mean the registered capital of the Company as of the signing date of this Agreement, which shall include any expanded registered capital as a result of any capital increase in any form during the term of this Agreement.

“股权转让权”是指根据本协议的条款和条件，由公司股东向WFOE授予的购买各股东持有的公司股权的权利。

“Equity Transfer Option” shall mean the option to purchase all of the Shareholder Equity held by each of the Shareholders as granted to the WFOE by the Shareholders pursuant to the terms and conditions of this Agreement.

 “期权”是指WFOE行使股权转让权或资产购买权。

“Exercise of Option” shall mean the exercise of the Equity Transfer Option or the Asset Purchase Option by the WFOE.

  “实物资产”是指账面价值在人民币10万元以上或者对一方的经营活动有重大影响的资产。

“Material Asset” shall mean any asset which has a book value of RMB100,000 or more or has a material effect on the business operations of any Party.

 “重大协议”就公司而言，指公司作为协议一方并对公司的业务或资产具有重大影响的协议，包括公司与WFOE于2021年订立的咨询与服务协议，以及与公司业务有关的其他重要协议；就某一附属公司而言，该附属公司是协议的一方，并对该附属公司的业务或资产有重大影响的协议。

“Material Agreement” shall mean, in respect to the Company, any agreement to which the Company is a party and which has a material effect on the business or assets of the Company, including without limitation, the Consultation and Service Agreement entered into by the Company and the WFOE on [ ], 2021 and other important agreements regarding the business of the Company; in respect of a Subsidiary, any agreement to which such Subsidiary is a party and which has a material effect on the business or assets of such Subsidiary.

 “中华人民共和国”是指仅就本协议而言不包括香港特别行政区、澳门特别行政区和台湾的中华人民共和国。

“PRC” shall mean the People’s Republic of China, which, for purposes of this Agreement only, excluding the Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan.

 “中华人民共和国法律”是指中华人民共和国当时有效的法律、行政法规、行政法规、地方性法规、司法解释和其他具有约束力的规范性文件。

“PRC Law” shall mean the then-effective laws, administrative regulations, administrative rules, local regulations, judicial interpretations and other binding regulatory documents of the PRC.

“股权”是指，就各股东而言，指其在公司注册资本中持有的所有权益，就所有股东而言，是指占公司注册资本100%的权益。

“Shareholder Equity” shall mean, in respect of each of the Shareholders, all the equity interest held by it in the Company Registered Capital, respectively, in respect of all the Shareholders, the equity interest covering 100% of the Company Registered Capital.

“转让资产”是指WFOE有权要求公司根据本合同第3条向其或其指定的单位或个人转让的公司资产，而WFOE行使其资产购买权时，其数量可能是公司资产的全部或部分，其数量应由WFOE根据当时生效的“中华人民共和国法律”自行决定，并以其商业考虑为基础。

“Transferred Assets” shall mean the Company Assets which the WFOE has the right to require the Company to transfer to it or its designated entity or individual in accordance with Article 3 hereof when the WFOE exercises its Asset Purchase Option, the quantity of which may be all or part of the Company Assets and the details of which shall be determined by the WFOE at its sole discretion in accordance with the then-effective PRC Law and based on its commercial consideration.

“转让股权”是指WFOE有权要求股东或其指定的单位或个人在WFOE行使其股权转让权时向其或其指定实体或个人转让的公司股权，其数量可为股权的全部或部分，其具体数额应由WFOE根据当时生效的“中华人民共和国法”自行决定，并以其商业考虑为基础。

“Transferred Equity” shall mean the equity interest in the Company which the WFOE has the right to request either of the Shareholders to transfer to it or its designated entity or individual in accordance with Article 3 hereof when the WFOE exercises its Equity Transfer Option, the quantity of which may be all or part of the Shareholder Equity and the specific amount of which shall be determined by the WFOE at its sole discretion in accordance with the then-effective PRC Law and based on its commercial consideration.

 “转让价格”是指WFOE或其指定的公司或个人必须向股东或公司支付的价款，以便在每次行使本协议规定的权利时获得转让的股权或被转让的资产。

“Transfer Price” shall mean all the consideration that the WFOE or its designated entity or individual is required to pay to the Shareholders or the Company in order to obtain the Transferred Equity or the Transferred Assets upon each Exercise of Option as provided herein.

1.2本合同所述的中华人民共和国法律应视为：

The references to any PRC Law herein shall be deemed to:

(a)所有提及中华人民共和国法律的修订、更改、补充及重述，不论该等修订、更改、补充及重述是否在本协议生效之前或之后生效；及

simultaneously include any and all references to the amendments, changes, supplements and restatements of such PRC Law, irrespective of whether they take effect before or after the execution of this Agreement; and

(b)同时包括提及按照该等决定、通知及规例而制定的其他决定、通知及规例，或因该等决定、通知及规例而生效的提述。

simultaneously include the references to other decisions, notices and regulations enacted in accordance therewith or effective as a result thereof.

1.3除协议中另有规定，凡提及某一条款、条款、项目或段落，均应指本协议的相应部分。

Except as otherwise stated in the context herein, all references to an article, clause, item or paragraph shall refer to the corresponding part of this Agreement.

第二条股权转让权和资产购买权的授予

Article 2 Grant of Equity Transfer Option and Asset Purchase Option

2.1股东在此分别并共同同意给予WFOE不可撤销的、无条件的和独家的股权转让权。根据股权转让权，WFOE有权在中华人民共和国法律允许的范围内，根据以下条款和条件，要求股东将股权转让给WFOE或WFOE的指定实体或个人。WFOE也同意受让股权转让权。

The Shareholders hereby severally and jointly agree to grant the WFOE an irrevocable, unconditional and exclusive Equity Transfer Option. Pursuant to such Equity Transfer Option, the WFOE is entitled, to the extent permitted under PRC Law, to request the Shareholders to transfer the Shareholder Equity to the WFOE, or the WFOE’s designated entity or individual, according to the terms and conditions hereunder. The WFOE also agrees to accept such Equity Transfer Option.

2.2公司同意股东根据上述第2.1条和本协议的其他规定向WFOE授予这种股权转让权。

The Company hereby agrees that the Shareholders grant such Equity Transfer Option to the WFOE according to Article 2.1 above and other provisions of this Agreement.

2.3公司同意给予WFOE不可撤销的、无条件的和独家的资产购买权。根据资产购买权，WFOE有权在中华人民共和国法律允许的范围内，要求公司根据以下条款和条件，将公司全部或部分资产转让给WFOE或WFOE的指定实体或个人。WFOE也同意受让资产购买权。

The Company hereby agrees to grant the WFOE an irrevocable, unconditional and exclusive Asset Purchase Option. Pursuant to such Asset Purchase Option, the WFOE is entitled, to the extent permitted under PRC Law, to request the Company to transfer all or part of the Company Assets to the WFOE, or the WFOE’s designated entity or individual, according to the terms and conditions hereunder. The WFOE also agrees to accept such Asset Purchase Option.

2.4股东在此分别并共同同意，公司根据上述第2.3条和本协议的其他规定，向WFOE授予资产购买权。

The Shareholders hereby severally and jointly agree that the Company grants such Asset Purchase Option to the WFOE according to Article 2.3 above and other provisions of this Agreement.

第3条期权

Article 3 Method of Exercise of Option

3.1.在符合本协议的条款和条件的情况下，WFOE应拥有绝对的期权，在中华人民共和国法律允许的范围内确定其行使期权的具体时间、方法和次数。

Subject to the terms and conditions of this Agreement, the WFOE shall have the absolute sole discretion to determine the specific time, method and times of its Exercise of Option to the extent permitted under PRC Law.

3.2. 根据本协议的条款和条件，在不违反当时有效的中华人民共和国法律的情况下，WFOE有权在时候以自身名义或指定其他公司或个人从股东处获得转让股权。

Subject to the terms and conditions of this Agreement and to the extent not in violation of the then-effective PRC Law, the WFOE shall have the right, at any time, to request to acquire the Transferred Equity from the Shareholders by itself or through any other entity or individual so designated by the WFOE.

3.3. 根据本协议的条款和条件，在不违反当时有效的中华人民共和国法律的情况下，WFOE有权在时候以自身名义或指定其他公司或个人从股东处获得转让资产。

Subject to the terms and conditions of this Agreement and to the extent not in violation of the then-effective PRC Law, the WFOE shall have the right, at any time, to request to acquire the Transferred Assets from the Company by itself or through any other entity or individual so designated by the WFOE.

3.4.关于股权转让，WFOE应有权在每次行使期权时自行确定股东向WFOE和(或)其指定的其他公司或个人转让股权的股权款价格。股东应按WFOE要求的价格分别将股权转让给WFOE和/或WFOE指定的其他公司或个人。WFOE和/或其指定的其他公司或个人，应向转让股权的股东支付在每次行使期权时获得的转让股权的股权转让款。

With regard to the Equity Transfer Option, at each Exercise of Option, the WFOE shall have the right to arbitrarily determine the amount of the Transferred Equity to be transferred by the Shareholders to the WFOE and/or any other entity or individual designated by it. The Shareholders shall respectively transfer the Transferred Equity to the WFOE and/or any other entity or individual designated by it in the amount requested by the WFOE. The WFOE and/or any other entity or individual designated by it shall pay the Transfer Price with respect to the Transferred Equity acquired at each Exercise of Option to the Shareholders transferring such Transferred Equity.

3.5关于资产购买期权，在每次行使期权时，WFOE应有权确定公司将转让给外商独资企业和/或其指定的其他公司或个人的具体公司资产。公司应根据WFOE的要求，将转让的资产转让给外资企业和/或其指定的其他公司或个人。WFOE和/或其指定的其他实体或个人应就每次行使期权所获得的转让资产向本公司支付转让款。

With regard to the Asset Purchase Option, at each Exercise of Option, the WFOE shall have the right to determine the specific Company Assets to be transferred by the Company to the WFOE and/or any other entity or individual designated by it. The Company shall transfer the Transferred Assets to the WFOE and/or any other entity or individual designated by it in accordance with the WFOE’s requirement. The WFOE and/or any other entity or individual designated by it shall pay the Transfer Price to the Company with respect to the Transferred Assets acquired at each Exercise of Option.

3.6在每次行使期权时，WFOE可自行获得转让的股权或转让的资产，或指定第三方获取全部或部分转让的股权或被转让的资产。

At each Exercise of Option, the WFOE may acquire the Transferred Equity or Transferred Assets by itself or designate any third party to acquire all or part of the Transferred Equity or Transferred Assets.

3.7WFOE在决定每次行使期权后，应向股东或公司发出行使股权转让权的通知或行使资产购买权的通知(“行使通知”，其形式载于附录2和附录3)。股东或公司在收到行使通知后，应立即按照行使通知将所有转让的股权或被转让的资产转让给WFOE和/或WFOE按第3.4条或第3.5条所述方法指定的其他公司或个人。

Having decided each Exercise of Option, the WFOE shall issue to the Shareholders or the Company a notice for exercising the Equity Transfer Option or a notice for exercising the Asset Purchase Option (the “Exercise Notice”, the form of which is set out in Appendix 2 and Appendix 3 hereto). The Shareholders or the Company shall, upon receipt of the Exercise Notice, forthwith transfer all the Transferred Equity or Transferred Assets in accordance with the Exercise Notice to the WFOE and/or any other entity or individual designated by the WFOE in such method as described in Article 3.4 or Article 3.5 hereof.

 第4条转让价格

Article 4 Transfer Price

4.1对于股权转让权，WFOE或其指定的其他公司或个人在行使期权时向股东支付的转让价款为相应转让股权在公司注册资本中的出资额。但如果当时有效的中华人民共和国法律允许的最低价格低于上述出资额，则转让价格应为中华人民共和国法律允许的最低价格。

With regard to the Equity Transfer Option, the total Transfer Price to be paid by the WFOE or any other entity or individual designated by the WFOE to the Shareholders at Exercise of Option by the WFOE shall be the capital contribution mirrored by the corresponding Transferred Equity in the Company Registered Capital. But if the lowest price permitted by the then-effective PRC Law is lower than the above capital contribution, the Transfer Price shall be the lowest price permitted by the PRC Law.

4.2对于资产购买权，WFOE或WFOE指定的其他公司或个人在WFOE每次行使期权时向公司支付的转让价格，均为当时生效的“中华人民共和国法”允许的最低价格。

With regard to the Asset Purchase Option, the Transfer Price to be paid by the WFOE or any other entity or individual designated by the WFOE to the Company at each Exercise of Option by the WFOE shall be the lowest price permitted by the then-effective PRC Law.

第5条陈述及保证

Article 5 Representations and Warranties

5.1股东在此共同保证：

The Shareholders hereby severally and jointly represent and warrant that:

5.1.1.各股东均为中国公民，具有执行、履行本协议的法律地位和完全民事行为能力，并可作为诉讼当事方独立参与诉讼。

Each of the Shareholders is a Chinese citizen has the full and independent legal status and legal capacity to execute, deliver and perform this Agreement and may act independently as a party to a lawsuit.

5.1.2公司是一家根据中华人民共和国法律正式注册并合法存在的有限责任公司，具有独立的法人资格。它具有完全独立的法律地位和执行本协议的民事行为能力，并可作为独立的诉讼主体。本公司在此拥有完成交易的全部权利和权力。

The Company is a limited liability company duly registered and legitimately existing under the PRC Law with an independent legal personality. It has the complete and independent legal status and legal capacity to execute, deliver and perform this Agreement and may act as the subject of litigation independently. The Company has the full power and authority to consummate the transaction contemplated hereby.

5.1.3股东有权签署、执行和履行本协议以及与本协议项下拟进行交易有关的所有其他文件。

The Shareholders have the full power and authority to execute, deliver and perform this Agreement and all other documents relating to the transaction contemplated hereby and to be executed by them. The Shareholders have the full power and authority to consummate the transaction contemplated hereby.

5.1.4本协议由股东依法签署和交付。本协议应构成其合法和有约束力的义务，并可根据本协议条款对股东进行强制执行。

This Agreement is legally and duly executed and delivered by the Shareholders. This Agreement shall constitute their legal and binding obligations and shall be enforceable against them in accordance with the terms of this Agreement.

5.1.5股东是自本协议生效之日起股权的合法所有人，除公司、WFOE和股东在本协议生效之日根据“股权质押协议”设定的权利外，股权不受留置权、质押权、抵押权和其他抵押权及第三方权利的限制。根据本协议，WFOE和/或其指定的其他公司或个人在行使期权后，可获得转让股权的所有权，不受留置权、质押、抵押和其他抵押权或第三方权利的限制。

The Shareholders are the legitimate owner of the Shareholder Equity as of the effective date of this Agreement, and except for the rights created under the Equity Pledge Agreement executed by the Company, the WFOE and the Shareholders on the date hereof, the Shareholder Equity is free from and clear of any lien, pledge, mortgage and other encumbrances and third party rights. Pursuant to this Agreement, the WFOE and/or any other entity or individual designated by it may, after the Exercise of Option, acquire good and legal title to the Transferred Equity, free from and clear of any lien, pledge, mortgage and other encumbrances or third party rights.

5.1.6公司资产不存在留置权、质押权、抵押权、其他产权负担和第三方权利。根据本协议，WFOE和/或其指定的其他实体或个人在期权后，可获得公司资产的所有权，不受留置权、质押、抵押和其他产权负担或第三方权利的影响。

To the knowledge of the Shareholders, the Company Assets are free from and clear of any lien, pledge, mortgage other encumbrances and third party rights. Pursuant to this Agreement, the WFOE and/or any other entity or individual designated by it may, after the Exercise of Option, acquire good title to the Company Assets, free and clear of any lien, pledge, mortgage and other encumbrances or third party rights.

5.1.7除非“中华人民共和国法”强制要求，否则股东不得要求公司宣布分配或实际发放可分配的利润、红利或股息；若违反本条前述规定，则股东应按照中华人民共和国法律，立即将其从公司获得的利润、红利或股息赠予WFOE和/或WFOE指定的公司或个人。

Unless as mandatorily required by the PRC Law, the Shareholders shall not request the Company to declare the distribution of or in practice release any distributable profit, bonus or dividend; the Shareholders shall, in compliance with the PRC Law, promptly gift any profit, bonus or dividend obtained by them from the Company to the WFOE and/or any qualified entity or individual designated by the WFOE.

5.1.8股东对本协议的签署和履行以及股东完成本协议项下拟进行的交易，系不违反中华人民共和国法律或与第三方的协议、合同或其他安排。

The execution, delivery and performance by the Shareholders of this Agreement and the consummation by the Shareholders of the transaction contemplated hereby does not violate any PRC Law or any agreement, contract or other arrangement with any third party by which the Shareholders are bound.

5.2.公司特此声明并保证：

The Company hereby represents and warrants that:

5.2.1公司是一家根据中华人民共和国法律正式注册并合法存在的有限责任公司，具有独立的法人资格。它具有充分独立的法律地位，可以独立作为诉讼的当事人。

The Company is a limited liability company duly registered and legitimately existing under PRC Law with an independent legal personality. It has the full and independent legal status and may act independently as a party to a lawsuit.

5.2.2公司拥有签署和履行本协议以及与本协议项下拟进行的交易相关的所有其他文件的全部公司权力和权限。公司有完全的权力和权限来完成本协议所述的交易。

The Company has the full internal corporate power and authority to execute, deliver and perform this Agreement and all other documents relating to the transaction contemplated hereby and to be executed by it. It has the full power and authority to consummate the transaction contemplated hereby.

5.2.3本协议由公司依法正式签署和交付，构成对本协议的合法和有约束力的义务。

This Agreement is legally and duly executed and delivered by the Company and constitutes a legal and binding obligation against it.

5.2.4公司资产不受留置权、抵押、债权或其他抵押权或第三方权利的限制。根据本协议，WFOE和/或其指定的公司或个人在期权后将获得对公司资产的所有权，不受留置权、抵押、债权或其他抵押权或第三方权利的限制。

The Company Assets are free from and clear of any lien, mortgage, claim or other encumbrances or third party rights. Pursuant to this Agreement, the WFOE and/or any other entity or individual designated by it will, after the Exercise of Option, acquire good title to the Company Assets, free from and clear of any lien, mortgage, claim or other encumbrances or third party rights.

5.2.5本公司签署和履行本协议，以及完成本协议所述交易，均不违反中国法律或与第三方签订的协议、合同或其他安排。

The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transaction contemplated hereby does not violate any PRC Law or any agreement, contract or other arrangements with any third party by which it is bound.

5.2.6除非“中华人民共和国法律”有强制要求，否则公司不得宣布分配或实际发放可分配的利润、红利或股息。

Unless as mandatorily required by the PRC Law, the Company shall not declare the distribution of or in practice release any distributable profit, bonus or dividend.

5.3.WFOE在此代表并保证：

The WFOE hereby represents and warrants that:

5.3.1WFOE是根据“中华人民共和国法律”正式注册并合法存在的外商独资企业。WFOE具有完全独立的法律地位，可以作为诉讼当事人独立参与诉讼。

The WFOE is a wholly foreign-owned enterprise duly registered and legally existing under PRC Law. The WFOE has the full and independent legal status and may act independently as a party to lawsuit.

5.3.2 WFOE拥有签署和执行本协议以及与本协议项下拟进行的交易有关的所有其他文件的全部内部公司权力和权限，并由其执行。WFOE有完全的权力和权限来完成本协议所述的交易。

The WFOE has the full internal corporate power and authority to execute, deliver and perform this Agreement and all other documents relating to the transaction contemplated hereby and to be executed by it. It has the full power and authority to consummate the transaction contemplated hereby.

5.3.3本协议由WFOE依法正式签署和递交。本协议应构成对其具有法律约束力的义务。

This Agreement is legally and duly executed and delivered by the WFOE. This Agreement shall constitute a legal and binding obligation against it.

第六条股东的承诺

Article 6 Undertakings by the Shareholders

股东在此承诺：

The Shareholders hereby severally undertakes that:

6.1在本协议有效期内，未经WFOE事先书面同意，股东：

Within the valid term of this Agreement, without the WFOE’s prior written consent, any Shareholder:

6.1.1不得转让或以其他方式处置股权，不得对股权设定产权负担或其他第三方权利负担；

shall not transfer or otherwise dispose of any Shareholder Equity or create any encumbrance or other third party rights on any Shareholder Equity;

6.1.2不得增加或者减少公司注册资本，不得致使或者允许公司与其他公司分立、合并；

shall not increase or decrease the Company Registered Capital or cause or permit the Company to be divided or merged with any other entity;

6.1.3不得处置或使公司管理层处置重大资产（正常经营过程中除外），或对重大资产设置产权负担或其他第三方权利负担；

shall not dispose of or cause the management of the Company to dispose of any Material Asset (other than in the ordinary course of business), or create any encumbrance or other third party rights on any Material Asset;

6.1.4不得终止或使公司管理层终止公司签订的重大协议，或签订与现有的重大协议发生冲突的其他协议；

shall not terminate or cause the management of the Company to terminate any Material Agreement entered into by the Company, or enter into any other agreement in conflict with the existing Material Agreements;

6.1.5不得任免和更换应由股东任免的公司董事、监事和其他管理人员；

shall not appoint or dismiss and replace any director or supervisor of the Company or any other management personnel of the Company who shall be appointed or dismissed by the Shareholders;

6.1.6不得使公司宣布分配或在实际发放可分配利润、股息、股份利润或股份利息；

shall not cause the Company to declare the distribution of or in practice release any distributable profit, dividend, share profit or share interest;

6.1.7应确保公司维持经营，不终止公司、清算或解散公司；

shall ensure that the Company maintains its valid legal existence and that such status is not terminated, liquidated or dissolved;

6.1.8不得修改公司章程；

shall not amend the articles of association of the Company;

6.1.9应确保公司不会借出或借入款项，或提供担保或以其他形式从事担保活动，或承担除正常业务外的实质性义务；以及

shall ensure that the Company will not lend or borrow any money, or provide any guarantee or engage in security activities in any other form, or bear any substantial obligations other than in the ordinary course of business; and

6.1.10不得使本公司或本公司管理层批准子公司或关联公司（单独称为“子公司”，合称为“子公司”）的以下行为，包括：

shall not cause the Company or the management of the Company to approve any of the following acts of any of the Company’s subsidiaries or affiliates (individually as a “Subsidiary” and collectively as the “Subsidiaries”), including:

(a) 增加或减少子公司的注册资本，或允许子公司与其他实体分割或合并；

increase or decrease any Subsidiary’s registered capital or cause or permit any Subsidiary to be divided or merged with any other entity;

(b) 处置或使子公司管理层处置子公司的重大资产（正常业务过程中除外），或对此类资产设置产权负担或其他第三方权利负担；

dispose of or cause the management of the Subsidiaries to dispose of any Material Asset of any Subsidiary (other than in the ordinary course of business), or create any encumbrance or other third party rights on such assets;

(c) 终止或使子公司的管理层终止公司协议或者签订与现有的协议相冲突的其他协议；

terminate or cause the management of the Subsidiaries to terminate any Material Agreement entered into by any Subsidiary, or enter into any other agreement in conflict with the existing Material Agreements;

(d) 聘任或者解聘应当由公司聘任或者解聘的子公司董事、监事或者其他管理人员；

appoint or dismiss and replace any director or supervisor of any Subsidiary or any other management personnel of such Subsidiary who shall be appointed or dismissed by the Company;

(e)终止、清算或解散子公司，或损害其经营；

terminate, liquidate or dissolve any Subsidiary or act in any way that damages or is likely to damage the valid existence of any Subsidiary;

(f)修订子公司的公司章程；或

amend the articles of association of any Subsidiary; or

(g) 借出或借入款项、提供担保、以其他形式从事担保活动或承担除正常合同义务以外的重大义务。

lend or borrow any money, provide any guarantee, engage in security activities in any other form, or bear any substantial obligations other than in the ordinary course of business.

6.2在本协议期间，股东应尽最大努力发展公司业务，确保公司的经营是合法的，不得从事可能损害公司(或其子公司)资产和/或商誉或影响公司业务许可证有效性的作为或不作为。

During the term of this Agreement, the Shareholders shall endeavor to the best of their ability to develop the business of the Company and ensure that the Company’s operations are legal and in compliance with the regulations, and they will not engage in any act or omission which may damage the Company’s (or its Subsidiaries’) assets and/or goodwill or affect the validity of the Business Permits of the Company.

6.3在本协议有效期内，股东应将可能对公司(包括子公司)的存在、业务经营、财务状况、资产或商誉产生重大不利影响的情况通知WFOE，并采取WFOE批准的一切措施，及时消除这种不利情况或采取有效的补救措施。

During the term of this Agreement, the Shareholders shall notify the WFOE of any circumstances that may have a material adverse effect on the existence, business operations, financial conditions, assets or goodwill of the Company (including the Subsidiaries’) and take all the measures approved by the WFOE to remove such adverse circumstances or take effective remedial measures with respect thereto in a timely manner.

6.4WFOE发出股权转让通知后：

Once the WFOE gives the Exercise Notice:

6.4.1股东应立即召开股东大会，通过股东会决议，并采取一系列行动，批准股东和公司以转让价格将所有转让股权或转让资产转让给WFOE和/或WFOE指定的公司或个人，并放弃优先购买权（若有）；

the Shareholders shall promptly convene a meeting of the shareholders, pass shareholder’s resolutions and take all other necessary actions to approve any Shareholder and the Company to transfer all the Transferred Equity or the Transferred Assets at the Transfer Price to the WFOE, and/or any other entity or individual designated by the WFOE, and waive any preemptive right to purchase such interests enjoyed by the Shareholders (if any);

6.4.2股东应立即与WFOE和/或WFOE指定的的公司或个人订立股权转让协议，以转让价格将所有转让股权转让给WFOE和/或WFOE指定的公司或个人，并向WFOE提供必要的支持(包括提供和执行所有相关法律文件、履行所有政府批准和登记程序以及承担所有相关义务)，以便WFOE和/或WFOE指定的公司或个人可以获得转让股权，无法律缺陷或产权负担、第三方限制或存在对转让股权的其他限制。

the Shareholders shall promptly enter into an equity transfer agreement with the WFOE and/or any other entity or individual designated by the WFOE to transfer all the Transferred Equity at the Transfer Price to the WFOE and/or any other entity or individual designated by the WFOE and provide necessary support to the WFOE (including the provision and execution of all relevant legal documents, performance of all government approval and registration procedures and assumption of all relevant obligations) in accordance with the WFOE’s requirements and the PRC Law so that the WFOE and/or any other entity or individual designated by the WFOE may acquire all the Transferred Equity, free from and clear of any legal defect or any encumbrance, third party restriction or any other restrictions on the Transferred Equity.

6.5股东因其转让股权获得的转让价款总额高于该转让股权在公司注册资本中的出资额的，或者股东收到形式的利润分配、股份收益的，则各股东同意，只要不违反中国法律，股东同意放弃溢价收益和利润分配、股份利润、股份利息或股息（扣除相关税费后），由WFOE获得上述利润分配、股份利润，利息或股息。否则，股东应赔偿WFOE和/或其指定的公司或个人因此而遭受的所有损失。

If the total Transfer Price obtained by any Shareholder with respect to the Transferred Equity held by the shareholder is higher than the capital contribution corresponding with such Transferred Equity in the Company Registered Capital, or any Shareholder receives any form of profit distribution, share profit, share interest or dividend from the Company, then each of the Shareholders agrees, so long as it does not violate any PRC Laws, to waive the premium earnings and any profit distribution, share profit, share interest or dividend (after the deduction of relevant taxes) and the WFOE shall be entitled to such profit distribution, share profit, interest or dividend. Otherwise, the Shareholders shall compensate the WFOE and/or any other entity or individual designated by the WFOE for any loss incurred as a result thereof.

第7条公司承诺

Article 7 Undertakings by the Company

7.1公司特此承诺：

The Company hereby undertakes that:

7.1.1公司应对第三方的同意、许可、弃权或授权，或政府机构的批准、许可或豁免，或本协议的签署和履行以及本协议项下的股权转让权或资产购买权的授予需要向政府机构办理登记备案手续（如法律要求）履行协助义务。

If any consent, permit, waiver or authorization by any third party, or any approval, permit or exemption by any government authority, or any registration or filing formalities (if required by law) with any government authority needs to be obtained or handled with respect to the execution and performance of this Agreement and grant of the Equity Transfer Option or Asset Purchase Option hereunder, the Company shall endeavor to assist in satisfying the above conditions.

7.1.2未经WFOE书面同意，公司不得协助或允许股东转让或以其他方式处置股权，或对股权设置抵押权或其他第三方权利负担。

Without the WFOE’s prior written consent, the Company shall not assist or permit the Shareholders to transfer or otherwise dispose of any Shareholder Equity or create any encumbrance or other third party rights on any Shareholder Equity.

7.1.3未经WFOE书面同意，公司不得转让或以其他方式处置公司资产(正常业务除外)，也不得对公司资产设置抵押权或其他第三方权利负担。

Without the WFOE’s prior written consent, the Company shall not transfer or otherwise dispose of any Material Asset (other than in the ordinary course of business) or create any encumbrance or other third party rights on any Company Assets.

7.1.4公司自身不得也不允许他人以对本协议项下WFOE的利益产生不利影响的方式行事，包括(但不限于)第6.1条规定的行为或行动。

The Company shall not itself nor permit others to act in such a way as to adversely affect the interests of the WFOE under this Agreement, including without limitation, any behavior or action that is subject to Article 6.1.

7.2在本协议有效期内，一旦WFOE发出资产购买通知：

Within the valid term of this Agreement, once the WFOE gives its Exercise Notice:

7.2.1公司应立即召开股东大会，通过股东会决议，并采取所有必要行动，批准公司以转让价格将所有转让资产转让给WFOE和/或WFOE指定的公司或个人；

 the Company shall promptly cause the Shareholders to convene a meeting of the Shareholder, pass Shareholder’s resolutions and take all other necessary actions to approve the Company’s transfer of all of the Transferred Assets at the Transfer Price to the WFOE and/or any other entity or individual so designated by the WFOE;

7.2.2公司应立即与WFOE和/或WFOE指定的公司或个人签订资产转让协议，以转让价格将所有转让资产以转让价格转让给WFOE和/或WFOE指定的公司或个人，并使股东向WFOE履行协助义务(包括提供和执行所有相关法律文件，履行所有批准和登记程序，并承担所有相关义务)，以便WFOE和/或WFOE指定的公司或个人能够获取无法律缺陷或抵押权、第三方限制或有其他权利限制的转让资产。

the Company shall promptly enter into an asset transfer agreement with the WFOE and/or any other entity or individual designated by the WFOE to transfer all of the Transferred Assets at the Transfer Price to the WFOE and/or any other entity or individual designated by the WFOE, and cause the Shareholders to provide necessary support to the WFOE (including provision and execution of all relevant legal documents, performing all government approval and registration procedures and assuming all relevant obligations) in accordance with the WFOE’s requirements and the PRC Law so that the WFOE and/or any other entity or individual designated by the WFOE may acquire all the Transferred Assets, free from and clear of any legal defect or any encumbrance, third party restriction or any other restrictions on the Transferred Assets.

第8条保密义务

Article 8 Confidentiality Obligations

8.1无论本协议是否终止，各方均应严格保守其在本协议执行和履行过程中知悉的所有商业秘密、专有信息、客户信息和与其他各方有关的所有其他保密信息（统称为，“保密信息”）。除非事先获得披露保密信息的一方（“披露方”）的书面同意，或根据相关法律要求披露给第三方，规章制度（包括美国证券交易委员会的规章制度）或关联公司在证券交易所上市地的要求，接受保密信息的一方（“接受方”）不得向第三方披露保密信息。除履行本协议外，接受方不得使用保密信息。

Regardless of whether this Agreement is terminated or not, each Party shall keep strictly confidential all business secrets, proprietary information, customer information and all other information of a confidential nature concerning the other Parties known by it during the execution and performance of this Agreement (collectively, the “Confidential Information”). Unless a prior written consent is obtained from the Party disclosing the Confidential Information (the “Disclosing Party”) or unless it is required to be disclosed to third parties in accordance with relevant laws, rules and regulations (including those of the United States Securities and Exchange Commission) or the requirements of the place where any affiliate is listed on a stock exchange, the Party receiving the Confidential Information (the “Receiving Party”) shall not disclose to any third party any Confidential Information. The Receiving Party shall not use any Confidential Information other than for the purpose of performing this Agreement.

8.2以下信息不得视为保密信息的一部分：

The following information shall not be deemed part of the Confidential Information:

(a)接收方在缔结本协议之前经书面文件证明已合法获得的信息；

any information that has been lawfully acquired by the Receiving Party prior to entering into the Agreement as evidenced by other written documents;

(b) 非因信息接收方的过错而进入公共领域的信息；或

any information entering the public domain not attributable to the fault of the Party receiving the information; or

(c) 一方在收到信息后通过其他渠道合法获得的信息。

any information lawfully acquired by the Party receiving the information through other sources after its receipt of such information.

8.3如果一方提出要求，另一方应归还、销毁或以其他方式处置包含或可能包含保密信息的所有文件、材料和软件，并立即停止使用这些保密信息。

If requested by either Party, the other Party shall return, destroy, or otherwise dispose of all documents, materials and software that contains or may contain any Confidential Information as requested, and promptly stop using such Confidential Information.

8.4为履行本协议的目的，接收方可向其保留的相关雇员、代理人或专业人员披露机密信息。但是，接收方应确保上述人员遵守本条的所有相关条款和条件。此外，接收方还应对该类人员违反本条有关条款和条件而承担的责任负责。

For purposes of performing this Agreement, the Receiving Party may disclose the Confidential Information to its relevant employees, agents or professionals retained by it. However, the Receiving Party shall ensure that the aforesaid persons shall comply with all relevant terms and conditions of this Article. In addition, the Receiving Party shall be responsible for any liability incurred as a result of such persons’ breach of the relevant terms and conditions of this Article 8.

8.5各方在本条下的保密义务在本协议终止后继续有效。各方仍应遵守本协议的保密条款并履行承诺的保密义务，直至对方同意解除该等义务，或违反本协议的保密条款不会对对方造成形式的损害为止。

The Parties’ obligations under this Article shall survive the termination of this Agreement. Each Party shall still comply with the confidentiality terms of this Agreement and fulfill the confidentiality obligations as promised, until the other Parties give consent to the release of such obligations or as a matter of fact, violation of the confidentiality terms herein will not cause damage of any form to the other Parties.

第9条 效力、终止和期限

Article 9 Effectiveness, Termination and Term of Agreement

9.1本协议自各方签署之日起生效，并在所有股权和公司资产依法转让给WFOE和/或WFOE指定的公司或个人后自动终止。

This Agreement shall become effective upon execution by each of the Parties on the date first written above and shall terminate after all the Shareholder Equity and the Company Assets are lawfully transferred to the WFOE and/or any other entity or individual designated by the WFOE pursuant to the provisions of this Agreement.

第10条 违约责任

Article 10 Defaulting Liability

10.1协议各方同意并确认，如果一方（以下简称“违约方”）实质上违反本协议中的协议，或不履行或延迟履行本协议下的义务，则此类违反、不履行或延迟应构成本协议下的违约（以下简称“违约”）。非违约方有权在合理期限内要求违约方纠正或采取补救措施。如果违约方未能在合理期限内或在非违约方书面通知违约方要求纠正违约行为后十（10）天内纠正违约行为或采取补救措施，则非违约方有权自行决定如下：

The Parties agree and confirm that, if any of the Parties (the “Defaulting Party”) substantially violates any agreement herein or substantially fails to perform or delays performance of any of the obligations hereunder, such violation, failure or delay shall constitute a default under this Agreement (a “Default”). The non-defaulting Party shall have the right, within a reasonable period, to request the Defaulting Party to rectify or take remedial actions. If the Defaulting Party fails to rectify such Default or take remedial actions within such reasonable period or within ten (10) days after the non-defaulting Party notifies the Defaulting Party in writing requiring the Default to be rectified, then the non-default Party will be entitled to decide at its own discretion as follows:

10.1.1如果股东或公司是违约方，WFOE有权终止本协议，并要求违约方赔偿非违约方的所有损失；

if any Shareholder or the Company is the Defaulting Party, the WFOE shall be entitled to terminate this Agreement and require the Defaulting Party to indemnify the non-defaulting parties for any and all damages;

10.1.2.如果WFOE是违约方，非违约方有权从违约方获得赔偿，但除非中华人民共和国法律另有规定，否则非违约方无权终止或解除本协议。

if the WFOE is the Defaulting Party, the non-defaulting Party shall be entitled to indemnification from the Defaulting Party, but unless otherwise provided for by the PRC Law, the non-defaulting Party has no right to terminate or cancel this Agreement under any circumstances.

10.2虽然本协议另有规定，但本协议的终止不影响本协议第10条的效力。

Notwithstanding any other provision herein, the effect of this Article 10 shall not be affected by the termination of this Agreement.

第11条通知

Article 11 Notices

11.1本协议要求的或根据本协议作出的通知、要求和其他通信，应以书面形式发出，并以传真、电报、电传、电子邮件、挂号邮件(已付邮资)或特快专递的方式送交下列地址。

Any notice, request, demand and other correspondence required by this Agreement or made in accordance with this Agreement shall be made in written form and delivered to the following address in person, by fax, telegram, telex, email, registered mail (postage paid) or express mail.

向股东：

To the Shareholders:

地址：

Address:

邮箱：

Email:

To the WFOE:

Address:

Email:

To the Company:

Address:

Email:

11.2. 以传真、电报、电传、电子邮件等方式传递的，一经寄出即视为送达；亲自传递的，一经送交即视为送达；以挂号信、特快专递方式传递的，视为邮寄后三(3)天送达。

If any such notice or other correspondence is transmitted by fax, telegram, telex or email, it shall be treated as delivered immediately upon transmission; if delivered in person, it shall be treated as delivered at the time of delivery; if delivered by registered mail or express mail, it shall be treated as delivered three (3) days after posting.

第12条 其他

Article 12 Miscellaneous

12.1本协议以英文写成，并翻译成中文。如果两个版本之间有差异，应以英文版为准。本协议由[ ]( )正本制作，协议各方保留一(1)份副本。

This Agreement is written in English and translated into Chinese. In the event of any discrepancy between the two versions, the English version shall prevail. This Agreement is made with [ ]( ) original copies, with one (1) original to be retained by each Party hereto.

12.2本协议的签署、生效、履行、修订、解释和终止，以及因本协议引起的争端的解决，均适用中华人民共和国的法律。

The execution, validity, performance, revision, interpretation and termination of this Agreement and the resolution of any dispute arising from this Agreement shall be governed in accordance with the laws of the PRC.

12.3如果发生因履行本协议产生的争议，各方应真诚地寻求通过谈判解决此类争议。协商不成的，一方可以根据申请仲裁时中国国际经济贸易仲裁委员会现行的仲裁规则，将争议提交中国国际经济贸易仲裁委员会（CIETAC）在北京进行仲裁，仲裁语言为中文。仲裁裁决是终局的，对各方都有约束力。

Should any dispute arise in connection with construction or performance of any provision under this Agreement, the Parties shall seek in good faith to resolve such dispute through negotiations. If the negotiations fail, any of the Parties may submit the dispute to the China International Economic and Trade Arbitration Commission (CIETAC) for arbitration in Beijing in accordance with CIETAC’s arbitration rules in effect at the time of applying for arbitration, and the language of arbitration shall be in Chinese. The arbitration judgment shall be final and binding on each of the Parties.

12.4本协议条款赋予一方的权利、权力或补救办法，均不得排除该方在法律上和本协议其他条款下可获得的其他权利、权力或补救办法。此外，一方行使其权利、权力和补救办法，不得排除该当事方行使其其他权利、权力和补救办法。

None of the rights, powers or remedies granted to any Party by any provision herein shall preclude any other rights, powers or remedies available to such Party at law and under the other provisions of this Agreement. In addition, a Party’s exercise of any of its rights, powers and remedies shall not exclude such Party from exercising any of its other rights, powers and remedies.

12.5一方不行使或逾期行使其根据本合同或法律可获得的权利、权力和补救办法(下称“此种权利”)，均不会导致放弃该权利，也不会因放弃一项或部分该权利而排除该方以其他方式享有的该权利和其他权利。

No failure or delay by a Party in exercising any rights, powers and remedies available to it hereunder or at law (hereinafter referred to as “Such Rights”) shall result in a waiver thereof, nor shall the waiver of any single or part of Such Rights exclude such Party from exercising Such Rights in any other way and exercising other rights of such Party.

12.6本协议中的条款都应是可分割的并且独立于其他条款。如果本协议中的条款因违反法律或政府法规或因其他原因全部或部分无效或不可执行，则该条款中受影响的部分应视为已被删除，但该条款中受影响部分的删除不影响该条款其余部分或本协议其他条款的法律效力。各方应通过协商订立新的条款，以取代这些无效或不可执行的条款。

Each term contained herein shall be severable and independent from each of the other terms. In case any term herein becomes all or partly invalid or unenforceable due to violation of law or governmental regulations or other reasons, the affected part of such term shall be considered to have been removed, provided that the removal of the affected part of such term shall not affect the legal effect of the remaining part of such term or other terms herein. The Parties shall conclude new terms through consultations to replace such invalid or unenforceable terms.

12.7本协议的标题仅供参考，均不影响对本协议条款的解释。

The headings in this Agreement are written for ease of reference only and in no event shall they affect the interpretation of any terms of this Agreement.

12.8本协议的变更或补充均应以书面形式作出，并在各方正式签署后生效。各方签署的变更协议和补充协议将成为本协议的一部分，与本协议具有同等法律效力。

Any amendment or supplement hereto shall be made in writing and shall become effective only upon due execution by the Parties hereto. Any Amended agreements and supplemental agreements executed by the Parties will become part of this Agreement, having the same legal effect as this Agreement.

12.9本协议未约定事由应由各方协商另行确定。

Matters not covered in this Agreement shall be determined by the Parties separately through consultation.

12.10本协议构成各方就合作项目的主题事项达成的所有协议，并取代与各方合作项目主题事项有关的先前或同时达成的口头和书面协议和通信。本协议另有规定，否则协议各方不存在其他明确或隐含的义务或约定。

This Agreement constitutes all agreements reached by the Parties on the subject matter of the cooperation project, and supersedes any previous or concurrent oral and written agreement, understanding and correspondence relevant to the subject matter of the cooperation project between the Parties. Unless specifically provided herein, there is no other explicit or implicit obligation or covenant between the Parties.

12.11未经其他各方书面同意，一方不得将其在本协议下的权利或义务转让给第三方。

Without the prior written consent of other Parties, none of the Parties shall transfer any of its rights and/or obligations hereunder to any third party.

12.12本协议对各方的合法继承人或受让人具有约束力。

This Agreement shall be binding on the legal successors or assigns of the Parties.

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【股权处分协议签署页】

[Signature Page of Exclusive Call Option Agreement]

兹证明，以下各方已于文首所载日期和地点签署本协议。

IN WITNESS WHEREOF, the following Parties have executed this Agreement to be executed on the date and at the place first above written.

股东：

Shareholders:

(签字/盖章)

[                ] (Signature/Seal): _____________________

[                ] (Signature/Seal): _____________________

[                ] (Signature/Seal): _____________________

[                 ] (Signature/Seal): _____________________

WFOE盖章

WFOE (Seal)

授权代表(签名)

Authorized Representative (Signature): _____________________

Name:

[                 ] (Seal)

授权代表(签名)

Authorized Representative (Signature): _____________________

Name:

附件1：

Appendix 1:

 公司信息

Company’s General Information

公司名称：

Company name:	[Name of VIE]

注册地址：

Registered address:

注册资本：

Registered capital:

法人代表：

Legal Representative:

股权结构：

Shareholding structure:

股东姓名       出资额 占股比例 出资方式

Shareholder’s name	Contribution in registered capital	Percentage of contribution	Method of contribution
[Name of Shareholders]
Total

附件2：

Appendix 2:

行使股权转让权的通知格式

Form of Exercise Notice

致：[股东姓名]

To: [Name of Shareholders]

鉴于，我方于2021年 月 日与贵方和 （以下简称“公司”）签订了股权处分协议，在中国法律法规允许的范围内，贵方应根据我方要求将持有的公司股权转让给我方或我方指定的第三方。

Whereas, we entered into an Exclusive Call Option Agreement with you and [Name of Variable Interest Entity] (the “Company”) on [ ], 2021 and we reached an agreement that you shall transfer the equity you hold in the Company to us or any third party designated by us at our request to the extent permitted by the PRC laws and regulations.

因此，我方特此通知您如下：

Therefore, we hereby give this notice to you as follows:

我方在此要求行使股权转让权，而我方指定的[ ][公司/个人名称]将获得您在公司持有的[ ..]%的股权(“拟转让股权”)。当您收到此通知后，您应立即根据股权处分协议的规定，将所有拟转让股权转让给我方/[指定公司/个人名称]。

We hereby require to exercise the Equity Transfer Option under the Exclusive Call Option Agreement and we/[·] [name of company/individual] designated by us will acquire the [·]% of the equity you hold in the Company (the “Proposed Acquired Equity”). Upon your receipt of this notice, you shall immediately transfer all the Proposed Acquired Equity to us/[name of designated company/individual] pursuant to the provisions of the Exclusive Call Option Agreement.

最诚挚的问候

Best regards

WFOE盖章

[Name of WFOE] (Seal)

签名

Signature: /s/

日期

Date:

附件3：

Appendix 3:

行使资产购买权的通知格式

Form of Exercise Notice

 致：[VIE名称]

To: [Name of VIE]

鉴于我方于2021年与您签订了股权处分协议[，协议约定您将在中华人民共和国法律法规允许的范围内，根据我方的要求，将您的资产转让给我方或我方指定的第三方。

Whereas, we entered into an Exclusive Call Option Agreement with you, [Name of Shareholders] on [ ], 2021 and we reached an agreement that you shall transfer your assets to us or any third party designated by us at our request to the extent permitted by the PRC laws and regulations.

因此，我方特此通知贵方如下：

Therefore, we hereby give this notice to you as follows:

我们在此要求根据股权处分协议行使资产购买权，而我方指定的[ ·][公司/个人名称]将获得一份清单(“拟收购资产清单”)。当您收到此通知后，您应立即根据股权处分协议的规定，将所有拟收购资产转让给我方/[指定公司/个人名称]。

We hereby require to exercise the Asset Purchase Option under the Exclusive Call Option Agreement and we/[·] [name of company/individual] designated by us will acquire the assets owned by you as stated in a separate list (the “Proposed Acquired Assets”). Upon your receipt of this notice, you shall immediately transfer all the Proposed Acquired Assets to us/[name of designated company/individual] pursuant to the provisions of the Exclusive Call Option Agreement.

最诚挚的问候

Best regards

WFOE盖章

[Name of WFOE] (Seal)

签字：

Signature: /s/

日期：

Date: